Exhibit 99.1

The Manitowoc Company Reports Third-Quarter 2025 Financial Results

Third-Quarter 2025 Highlights

•
Orders of $491.4 million, up 15.7% year-over-year
•
Net sales of $553.4 million, up 5.4% year-over-year
•
Net income of $5.0 million, up $12.0 million year-over-year
•
Non-new machine sales of $177.4 million, up 4.9% year-over-year

MILWAUKEE, Wis. - The Manitowoc Company, Inc. (NYSE: MTW) (the “Company” or “Manitowoc”) today reported third-quarter net income of $5.0 million, or $0.14 per diluted share.

Orders in the third quarter were $491.4 million, a 15.7% increase from the prior year, resulting in backlog of $666.5 million.

Net sales in the third quarter were $553.4 million, an increase of 5.4% from the prior year, and included non-new machine sales of $177.4 million, an increase of 4.9% year-over-year. Adjusted EBITDA(1) was $34.1 million, an increase of 30.2% from the prior year.

“Manitowoc delivered solid third quarter results driven by favorable product mix, strong execution by our MGX distribution business, continued growth in our non-new machine sales, and actions to offset tariffs; all while battling softness in crane demand in the Americas caused by ongoing U.S. tariff pressures. The European tower crane market continues to recover, marking the fifth consecutive quarter of year-over-year order growth. Our Q3 results help support our view that we will finish the year at the lower end of our adjusted EBITDA guidance range,” comments Aaron H. Ravenscroft, President and Chief Executive Officer of The Manitowoc Company, Inc.

"Despite the near-term challenges, Manitowoc’s long-term outlook remains strong; we continue to invest in new product development and expand our aftermarket product offerings to service customers and grow our recurring, higher margin non-new machine sales," added Ravenscroft.

Investor Conference Call

The Manitowoc Company will host a conference call for security analysts and institutional investors to discuss its third-quarter 2025 earnings results on Thursday, November 6, 2025, at 8:00 a.m. ET (7:00 a.m. CT). A live audio webcast of the call, along with the related presentation, will be available via webcast on the Manitowoc website at http://ir.manitowoc.com in the "Events & Presentations" section. A replay of the conference call will also be available at the same location on the website.

About The Manitowoc Company, Inc.

The Manitowoc Company was founded in 1902 and has over a 120-year tradition of providing high-quality, customer-focused products and support services to its markets. Headquartered in Milwaukee, Wisconsin, United States, Manitowoc is one of the world's leading providers of engineered lifting products and services. Manitowoc, through its wholly-owned subsidiaries, designs, manufactures, markets, distributes, and supports comprehensive product lines of mobile hydraulic cranes, lattice-boom crawler cranes, boom trucks, and tower cranes under the Grove, Manitowoc, MGX Equipment Services, National Crane, Potain, Shuttlelift, and Upfits by Aspen Equipment brand names.

Footnote

(1)Adjusted net income (loss), adjusted diluted net income (loss) per share (“Adjusted DEPS”), EBITDA, adjusted EBITDA, adjusted operating income, adjusted return on invested capital ("Adjusted ROIC"), and free cash flows are financial measures that are not in accordance with U.S. GAAP. For definitions and a reconciliation to the most comparable U.S. GAAP numbers, please see the schedule of “Non-GAAP Financial Measures” at the end of this press release.

Forward-looking Statements

This press release includes “forward-looking statements” intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of the Company and are subject to uncertainty and changes in circumstances. Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results and developments to differ materially include, among others:

•
macroeconomic conditions, including inflation, elevated interest rates, and tariffs, as well as prior supply chain, labor and logistics constraints, have had, and may continue to have, a negative impact on Manitowoc’s ability to convert backlog into revenue which could impact, and has impacted its financial condition, cash flows, and results of operations (including future uncertain impacts);
•
actions of competitors;
•
changes in economic or industry conditions generally or in the markets served by Manitowoc, including tariffs;
•
geopolitical events, including the ongoing conflicts in Ukraine and in the Middle East, tariffs, other political and economic conditions and risks and other geographic factors, have had and may continue to lead to market disruptions, including volatility in commodity prices (including oil and gas), raw material and component costs, energy prices, inflation, consumer behavior, supply chain, and credit and capital markets, and could result in the impairment of assets;
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changes in customer demand, including changes in global demand for high-capacity lifting equipment, changes in demand for lifting equipment in emerging economies and changes in demand for used lifting equipment including changes in government approval and funding of projects;
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the ability to convert backlog, orders and order activity into sales and the timing of those sales;
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adverse changes to trade policy, including export duties, tariffs, import controls and trade barriers (including quotas);
•
the ability to focus on customers, new technologies and innovation;
•
uncertainties associated with new product introductions, the successful development and market acceptance of new and innovative products that drive growth;
•
failure to comply with regulatory requirements related to the products and aftermarket services the Company sells;
•
the ability to capitalize on key strategic opportunities and the ability to implement Manitowoc’s long-term initiatives;
•
the ability of Manitowoc's customers to receive financing;
•
risks associated with high debt leverage;
•
impairment of goodwill and/or intangible assets;
•
changes in revenues, margins and costs;
•
the ability to increase operational efficiencies across Manitowoc and to capitalize on those efficiencies;
•
the ability to generate cash and manage working capital consistent with Manitowoc’s stated goals;
•
work stoppages, labor negotiations, labor rates and labor costs;
•
the Company’s ability to attract and retain qualified personnel;
•
changes in the capital and financial markets;
•
the ability to complete and appropriately integrate acquisitions, strategic alliances, joint ventures or other significant transactions;
•
issues associated with the availability and viability of suppliers;
•
the ability to significantly improve profitability;

•
realization of anticipated earnings enhancements, cost savings, strategic options and other synergies, and the anticipated timing to realize those enhancements, savings, synergies and options;
•
the replacement cycle of technologically obsolete products;
•
foreign currency fluctuation and its impact on reported results;
•
risks associated with data security and technological systems and protections;
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the ability to direct resources to those areas that will deliver the highest returns;
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risks associated with manufacturing or design defects;
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natural disasters, other weather events, pandemics and other public health crises disrupting commerce in one or more regions of the world;
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issues relating to the ability to timely and effectively execute on manufacturing strategies, general efficiencies and capacity utilization of the Company’s facilities;
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the ability to focus and capitalize on product and service quality and reliability;
•
issues associated with the quality of materials, components and products sourced from third parties and the ability to successfully resolve those issues;
•
changes in laws throughout the world, including governmental regulations on climate change;
•
the inability to defend against potential infringement claims on intellectual property rights;
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the ability to sell products and services through distributors and other third parties;
•
issues affecting the effective tax rate for the year;
•
acts of terrorism; and
•
other risks and factors detailed in Manitowoc's 2024 Annual Report on Form 10-K, as such may be amended or supplemented in Manitowoc’s subsequently filed Quarterly Reports on Form 10-Q and its other filings with the United States Securities and Exchange Commission.

Manitowoc undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements only speak as of the date on which they are made. Information on the potential factors that could affect the Company's actual results of operations is included in its filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

THE MANITOWOC COMPANY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In millions, except per share and share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net sales	$553.4	$524.8	$1,563.8	$1,582.0
Cost of sales	450.8	437.2	1,272.4	1,302.2
Gross profit	102.6	87.6	291.4	279.8
Operating costs and expenses:
Engineering, selling and administrative expenses	83.4	78.9	253.7	238.6
Amortization of intangible assets	0.7	0.7	2.3	2.2
Restructuring expense	—	0.5	1.8	3.4
Total operating costs and expenses	84.1	80.1	257.8	244.2
Operating income	18.5	7.5	33.6	35.6
Other expense:
Interest expense	(9.8)	(9.6)	(27.7)	(28.4)
Amortization of deferred financing fees	(0.4)	(0.3)	(1.1)	(1.0)
Other expense - net	(0.8)	(4.9)	(4.8)	(3.9)
Total other expense	(11.0)	(14.8)	(33.6)	(33.3)
Income (loss) before income taxes	7.5	(7.3)	—	2.3
Provision (benefit) for income taxes	2.5	(0.3)	(0.2)	3.2
Net income (loss)	$5.0	$(7.0)	$0.2	$(0.9)

Per Share Data and Share Amounts:
Basic net income (loss) per common share	$0.14	$(0.20)	$0.01	$(0.03)

Diluted net income (loss) per common share	$0.14	$(0.20)	$0.01	$(0.03)

Weighted average shares outstanding - basic	35,467,707	35,123,015	35,398,738	35,251,847
Weighted average shares outstanding - diluted	36,264,880	35,123,015	35,951,308	35,251,847

THE MANITOWOC COMPANY, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions, except par value and share amounts)

	September 30, 2025	December 31, 2024
Assets
Current Assets:
Cash and cash equivalents	$39.7	$48.0
Accounts receivable, less allowances of $5.9 and $5.9, respectively	279.5	260.3
Inventories — net	817.5	609.4
Other current assets	45.1	41.2
Total current assets	1,181.8	958.9

Property, plant and equipment — net	346.4	346.2
Operating lease right-of-use assets	66.5	59.3
Goodwill	79.1	77.8
Other intangible assets — net	125.9	118.5
Other non-current assets	100.9	99.3
Total assets	$1,900.6	$1,660.0
Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable and accrued expenses	$458.3	$389.4
Customer advances	17.0	18.0
Short-term borrowings and current portion of long-term debt	20.5	13.1
Product warranties	36.3	37.0
Other liabilities	19.6	16.8
Total current liabilities	551.7	474.3
Non-Current Liabilities:
Long-term debt	479.9	377.1
Operating lease liabilities	53.1	47.0
Deferred income taxes	2.6	2.1
Pension obligations	49.1	47.1
Postretirement health and other benefit obligations	4.3	4.7
Long-term deferred revenue	17.7	17.5
Other non-current liabilities	59.5	50.1
Total non-current liabilities	666.2	545.6
Stockholders' Equity:
Preferred stock (authorized 3,500,000 shares of $.01 par value; none outstanding)	—	—
Common stock (75,000,000 shares authorized, 40,793,983 shares issued, 35,470,942 and 35,134,245 shares outstanding, respectively)	0.4	0.4
Additional paid-in capital	614.6	615.1
Accumulated other comprehensive loss	(68.7)	(107.6)
Retained earnings	199.5	199.3
Treasury stock, at cost (5,323,041 and 5,659,738 shares, respectively)	(63.1)	(67.1)
Total stockholders' equity	682.7	640.1
Total liabilities and stockholders' equity	$1,900.6	$1,660.0

THE MANITOWOC COMPANY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cash Flows from Operating Activities:
Net income (loss)	$5.0	$(7.0)	$0.2	$(0.9)
Adjustments to reconcile net income (loss) to cash used for operating activities:
Depreciation expense	14.9	14.9	44.4	44.2
Amortization of intangible assets	0.7	0.7	2.3	2.2
Stock-based compensation expense	1.0	2.4	6.8	8.0
Amortization of deferred financing fees	0.4	0.3	1.1	1.0
Loss on debt extinguishment	—	1.1	—	1.1
Gain on sale of property, plant and equipment	(0.2)	(0.4)	(0.2)	(0.1)
Changes in operating assets and liabilities
Accounts receivable	9.7	(11.0)	(7.5)	5.9
Inventories	(32.9)	1.0	(148.4)	(103.2)
Other assets	6.0	2.2	(6.4)	14.3
Accounts payable	(12.4)	(32.9)	79.2	(0.6)
Accrued expenses and other liabilities	(6.3)	(14.9)	(40.4)	(35.1)
Net cash used for operating activities	(14.1)	(43.6)	(68.9)	(63.2)
Cash Flows from Investing Activities:
Capital expenditures	(7.9)	(9.3)	(24.7)	(34.4)
Proceeds from sale of fixed assets	0.3	1.8	0.5	5.3
Purchase of assets	—	—	(12.9)	—
Net cash used for investing activities	(7.6)	(7.5)	(37.1)	(29.1)
Cash Flows from Financing Activities:
Payments on revolving credit facility	—	—	(15.0)	—
Proceeds from revolving credit facility	20.2	19.9	107.2	67.4
Payments on long-term debt	—	(300.0)	—	(300.0)
Proceeds from long-term debt	—	300.0	—	300.0
Proceeds from other debt - net	9.8	22.1	8.3	32.2
Exercise of stock options	—	(5.5)	—	(6.2)
Common stock repurchases	—	—	—	(5.7)
Other financing activities	(1.1)	(1.2)	(4.6)	(6.7)
Net cash provided by financing activities	28.9	35.3	95.9	81.0
Effect of exchange rate changes on cash and cash equivalents	(0.4)	0.6	1.8	(0.2)
Net increase (decrease) in cash and cash equivalents	6.8	(15.2)	(8.3)	(11.5)
Cash and cash equivalents at beginning of period	32.9	38.1	48.0	34.4
Cash and cash equivalents at end of period	$39.7	$22.9	$39.7	$22.9

Non-GAAP Financial Measures

Adjusted net income (loss), Adjusted DEPS, EBITDA, adjusted EBITDA, adjusted operating income, Adjusted ROIC, and free cash flows are financial measures that are not in accordance with U.S. GAAP. Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance, and is more useful in assessing management performance.

Adjusted Net Income (Loss) and Adjusted DEPS

The Company defines adjusted net income (loss) as net income (loss) plus the addback or subtraction of restructuring and other non-recurring items. Adjusted DEPS is defined as adjusted net income (loss) divided by diluted weighted average shares outstanding. Diluted weighted average common shares outstanding are adjusted for the effect of dilutive stock awards when there is net income on an adjusted basis, as applicable. The reconciliation of net income (loss) and diluted net income (loss) per share to adjusted net income (loss) and Adjusted DEPS for the three and nine months ended September 30, 2025 and 2024 are summarized as follows. All dollar amounts are in millions, except per share data and share amounts.

	Three Months Ended September 30,
	2025			2024
	As reported	Adjustments	Adjusted	As reported	Adjustments	Adjusted
Gross profit	$102.6	$—	$102.6	$87.6	$—	$87.6
Engineering, selling and administrative expenses (1)	(83.4)	—	(83.4)	(78.9)	2.6	(76.3)
Amortization of intangible assets	(0.7)	—	(0.7)	(0.7)	—	(0.7)
Restructuring expense (2)	—	—	—	(0.5)	0.5	—
Operating income	18.5	—	18.5	7.5	3.1	10.6
Interest expense	(9.8)	—	(9.8)	(9.6)	—	(9.6)
Amortization of deferred financing fees	(0.4)	—	(0.4)	(0.3)	—	(0.3)
Other expense - net (3)	(0.8)	—	(0.8)	(4.9)	1.1	(3.8)
Income (loss) before income taxes	7.5	—	7.5	(7.3)	4.2	(3.1)
(Provision) benefit for income taxes (4)	(2.5)	—	(2.5)	0.3	(0.1)	0.2
Net income (loss)	$5.0	$—	$5.0	$(7.0)	$4.1	$(2.9)

Diluted weighted average common shares outstanding	36,264,880		36,264,880	35,123,015		35,123,015

Diluted net income (loss) per share	$0.14		$0.14	$(0.20)		$(0.08)

(1)
The adjustment in 2024 represents $2.6 million of costs associated with a legal matter with the U.S. Environmental Protection Agency ("EPA").
(2)
The adjustment in 2024 represents the addback of restructuring expense.
(3)
The adjustment in 2024 represents $1.1 million of non-cash losses associated with the refinancing of the Company’s $300.0 million senior secured second lien notes (the “2026 Notes”).
(4)
The adjustment in 2024 represents the net income tax impacts of items (1), (2), and (3).

	Nine Months Ended September 30,
	2025			2024
	As reported	Adjustments	Adjusted	As reported	Adjustments	Adjusted
Gross profit	$291.4	$—	$291.4	$279.8	$—	$279.8
Engineering, selling and administrative expenses (1)	(253.7)	—	(253.7)	(238.6)	8.1	(230.5)
Amortization of intangible assets	(2.3)	—	(2.3)	(2.2)	—	(2.2)
Restructuring expense (2)	(1.8)	1.8	—	(3.4)	3.4	—
Operating income	33.6	1.8	35.4	35.6	11.5	47.1
Interest expense	(27.7)	—	(27.7)	(28.4)	—	(28.4)
Amortization of deferred financing fees	(1.1)	—	(1.1)	(1.0)	—	(1.0)
Other expense - net (3)	(4.8)	0.6	(4.2)	(3.9)	1.1	(2.8)
Income before income taxes	(0.0)	2.4	2.4	2.3	12.6	14.9
(Provision) benefit for income taxes (4)	0.2	(0.5)	(0.3)	(3.2)	(0.7)	(3.9)
Net income (loss)	$0.2	$1.9	$2.1	$(0.9)	$11.9	$11.0

Diluted weighted average common shares outstanding	35,951,308		35,951,308	35,251,847		35,750,656

Diluted net income (loss) per share	$0.01		$0.06	$(0.03)		$0.31

(1)
The adjustment in 2024 represents $7.9 million of costs associated with a legal matter with the EPA and $0.2 million of one-time costs.
(2)
The adjustment in 2025 and 2024 represents the addback of restructuring expense.
(3)
The adjustment in 2025 represents $0.6 million of interest related to settlement of a legal matter with the EPA. The adjustment in 2024 represents $1.1 million of non-cash losses associated with the refinancing of the Company’s 2026 Notes.
(4)
The adjustment in 2025 represents the net income tax impact of item (2). The adjustment in 2024 represents the net income tax impacts of items (1), (2), and (3).

Adjusted ROIC

The Company defines Adjusted ROIC as adjusted net operating profit after tax (“Adjusted NOPAT”) for the trailing twelve-months ended divided by the five-quarter average of invested capital. Adjusted NOPAT is calculated for each quarter by taking operating income plus the addback of amortization of intangible assets and the addback or subtraction of restructuring expenses, other non-recurring items - net, and provision for income taxes, which is determined using a 15% tax rate. Invested capital is defined as net total assets less cash and cash equivalents and income tax assets - net plus short-term and long-term debt. Income taxes are defined as income tax payables/receivables, net deferred tax assets/liabilities, and uncertain tax positions.

The Company’s Adjusted ROIC as of September 30, 2025 was 4.8%. Below is the calculation of Adjusted ROIC as of September 30, 2025.

	Three Months Ended
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	Trailing Twelve Months
Operating income	$18.5	$9.8	$5.3	$16.2	$49.8
Amortization of intangible assets	0.7	0.8	0.8	0.7	3.0
Restructuring expense	—	1.0	0.8	1.2	3.0
Other non-recurring items - net(1)	—	—	—	1.0	1.0
Adjusted operating income	19.2	11.6	6.9	19.1	56.8
Provision for income taxes	(2.9)	(1.7)	(1.0)	(2.9)	(8.5)
Adjusted NOPAT	$16.3	$9.9	$5.9	$16.2	$48.3

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	5-Quarter Average
Total assets	$1,900.6	$1,883.8	$1,763.8	$1,660.0	$1,776.7	$1,797.0
Total liabilities	(1,217.9)	(1,202.5)	(1,112.2)	(1,019.9)	(1,169.1)	(1,144.3)
Net total assets	682.7	681.3	651.6	640.1	607.6	652.7
Cash and cash equivalents	(39.7)	(32.9)	(41.4)	(48.0)	(22.9)	(37.0)
Short-term borrowings and current portion of long-term debt	20.5	10.7	17.6	13.1	40.5	20.5
Long-term debt	479.9	459.8	381.4	377.1	426.7	425.0
Income tax assets - net	(68.0)	(68.1)	(69.4)	(66.9)	(10.1)	(56.5)
Invested capital	$1,075.4	$1,050.8	$939.8	$915.4	$1,041.8	$1,004.6

Adjusted ROIC						4.8%

(1) Other non-recurring items – net for the three months ended December 31, 2024 and the trailing twelve months relate to $1.0 million of costs associated with a legal matter with the EPA.

Free Cash Flows

The Company defines free cash flows as net cash provided by (used for) operating activities less cash outflow from investment in capital expenditures. The reconciliation of net cash provided by (used for) operating activities to free cash flows for the three and nine months ended September 30, 2025 and 2024 are summarized as follows. All dollar amounts are in millions.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net cash used for operating activities	$(14.1)	$(43.6)	$(68.9)	$(63.2)
Capital expenditures	(7.9)	(9.3)	(24.7)	(34.4)
Free cash flows	$(22.0)	$(52.9)	$(93.6)	$(97.6)

EBITDA and Adjusted EBITDA

The Company defines EBITDA as net income (loss) before interest, taxes, depreciation, and amortization. The Company defines adjusted EBITDA as EBITDA plus the addback or subtraction of restructuring expense, other (income) expense - net, and other non-recurring items - net. The reconciliation of net income (loss) to EBITDA, and further to adjusted EBITDA for the three and nine months ended September 30, 2025 and 2024 and trailing twelve months are summarized as follows. All dollar amounts are in millions.

	Three Months Ended September 30,		Nine Months Ended September 30,		Trailing Twelve
	2025	2024	2025	2024	Months
Net income (loss)	$5.0	$(7.0)	$0.2	$(0.9)	$56.9
Interest expense and amortization of deferred financing fees	10.2	9.9	28.8	29.4	39.1
Provision (benefit) for income taxes	2.5	(0.3)	(0.2)	3.2	(47.5)
Depreciation expense	14.9	14.9	44.4	44.2	60.2
Amortization of intangible assets	0.7	0.7	2.3	2.2	3.0
EBITDA	33.3	18.2	75.5	78.1	111.7
Restructuring expense	—	0.5	1.8	3.4	3.0
Other non-recurring items - net (1)	—	2.6	—	8.1	1.0
Other expense - net (2)	0.8	4.9	4.8	3.9	1.3
Adjusted EBITDA	$34.1	$26.2	$82.1	$93.5	$117.0

Adjusted EBITDA margin percentage	6.2%	5.0%	5.3%	5.9%	5.4%

(1)
Other non-recurring items - net for the three months ended September 30, 2024 relate to $2.6 million of costs associated with a legal matter with the EPA. Other non-recurring items - net for the nine months ended September 30, 2024 relate to $7.9 million of costs associated with a legal matter with the EPA and $0.2 million of one-time costs.
(2)
Other expense - net includes net foreign currency (gains) losses, other components of net periodic pension costs, and other items in the three, nine, and trailing twelve months ended September 30, 2025 and the three and nine months ended September 30, 2024.

For more information:

Ion Warner

SVP, Marketing and Investor Relations

+1 414-760-4805